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                                                                     Exhibit 23



                           Consent of Independent Auditors

We consent to the use of our report on the financial statements for the year ended December 31, 1996 of Sun Country Drug, Inc., dated October 1, 1997 in the Form 8-K/A for HORIZON Pharmacies, Inc.




Howard & Waltrip, P.C.
Certified Public Accountants
Dallas, Texas
October 16, 1997